PROSHARES TRUST

ProShares Equities for Rising Rates ETF

Supplement dated June 27, 2017

to the Fund’s Summary Prospectus, Statutory Prospectus, and Statement of

Additional Information each dated June 27, 2017

Shares of the Fund are not currently available for purchase, and are not currently listed or trading on any stock exchange.